UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2021

FULL HOUSE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Summerlin 1980 Festival Plaza Drive, Suite 680 Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	FLL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07   Submission of Matters to a Vote of Security Holders

On May 19, 2021, the Company held its Annual Meeting of Stockholders. A total of 26,555,611 shares (77.9% of shares outstanding as of the record date) of the Company’s common stock were present or represented by proxy at the meeting. The results of stockholder voting on the four proposals presented were as follows:

Proposal 1 – Stockholders elected the following eight directors nominated by the board of directors, to serve until the 2022 annual meeting of stockholders or until their successors are duly elected and qualified:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Kenneth R. Adams	19,458,485	25,224	157,697	6,914,205
Carl G. Braunlich	19,118,235	364,990	158,181	6,914,205
Lewis A. Fanger	19,231,889	257,221	152,296	6,914,205
Eric J. Green	19,468,373	14,942	158,091	6,914,205
Michael A. Hartmeier	19,438,258	45,435	157,713	6,914,205
Daniel R. Lee	19,584,031	49,548	7,827	6,914,205
Kathleen M. Marshall	19,085,775	403,736	151,895	6,914,205
Michael P. Shaunnessy	19,465,690	23,660	152,056	6,914,205

Proposal 2 – Stockholders approved an amendment to the Company’s 2015 Equity Incentive Plan (the “2015 Plan”) to increase the number of shares available for issuance under the 2015 Plan.

For	Against	Abstain	Broker Non-Votes
18,117,589	339,760	1,184,057	6,914,205

Proposal 3 – Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021:

For	Against	Abstain	Broker Non-Votes
26,528,934	17,759	8,918	―

Proposal 4 – Stockholders approved, on an advisory basis, the Company’s named executive officer compensation as disclosed in the 2021 proxy statement:

For	Against	Abstain	Broker Non-Votes
19,194,191	359,622	87,593	6,914,205

Item 8.01   Other Events

On May 19, 2021, the composition of two committees of the Company’s board of directors was changed. Effective immediately, the compensation committee now consists of Carl Braunlich, Eric Green, Michael Hartmeier, and Michael Shaunnessy, with Mr. Green continuing to serve as its chairman. The nominating and corporate governance committee now consists of Carl Braunlich, Eric Green, and Michael Shaunnessy, with Mr. Shaunnessy serving as its chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: May 20, 2021	/s/ Lewis A. Fanger
Lewis A. Fanger, Senior Vice President, Chief Financial Officer & Treasurer